UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 17, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                      000-23174             84-1169286
(State or other jurisdiction            (Commission          (IRS Employer
      of incorporation)                 File Number)      Identification No.)

        1415 Larimer Street, Denver, Colorado                 80202
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999


                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events.  Press Release Announcing Fiscal Year-End Results and
                       Charge to Earnings Reflecting Change in an Accounting Principle.

Exhibits

Exhibit  99.1  Press   Release,   dated  December 17, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE QUIZNO'S CORPORATION


Date: December 17, 1999                 By:  /s/ John L. Gallivan
                                                 John L. Gallivan
                                                 Chief Financial Officer